UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2012

QUANTUM SOLAR POWER CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52686	27-1616811
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

300-1055 West Hastings Street
Vancouver, BC	V6E 2E9
(Address of principal executive	(Zip Code)
offices)

Registrant's telephone number, including area code	(604) 681-6311

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1– REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 23, 2012, Quantum Solar Power Corp. (the “Corporation”) secured $475,000 in debt financing permitting the Corporation to fund continued research and development activities at Simon Fraser University (“SFU”). See “Loan Agreement” and “Amendment to CIO-BC Research Agreement” below.

Loan Agreement

On May 23, 2012, the Corporation closed escrow on an amended loan agreement dated May 22, 2012, with Foundation Freehold Ltd. (“Foundation”) for a loan in the principal amount of CDN $475,000 (the “Loan”). Although the execution of the original loan documents and the initial advancement occurred on April 23, 2012, the loan documents and proceeds were required to be held in escrow pending Canadian Integrated Optics (BC) Ltd. (“CIO-BC”) reaching an agreement with SFU to permit research and development activities to proceed. See “Amendment to CIO-BC Research Agreement” below.

The Loan is to be advanced to the Corporation, according to the following schedule:

(1)	$175,000 on April 25, 2012 (which has been advanced);

(2)	$18,000 on May 23, 2012 (which has been advanced);

(3)	$150,000 to be advanced on June 25, 2012; and

(4)	$132,000 to be advanced on July 23, 2012.

At any time, Foundation may elect to receive shares of the Corporation’s common stock in exchange for any portion of the principal or interest outstanding on the Loan on the basis of one share for each USD $0.02 of indebtedness converted. In the event of a default, Foundation may elect to receive shares on the basis of one share for each USD $0.01 of indebtedness converted. Foundation represented that it was not a “US Person” as that term is defined by Regulation S of the Securities Act of 1933, as amended (the “Act”).

The Loan is evidenced by promissory notes executed by the Corporation in favour of Foundation. The Corporation is required to pay 9% annual interest on the Loan from the day of the first advance. The Loan is payable on April 23, 2015 and secured by a guarantee of the Corporation’s wholly owned subsidiary, 0935493 B.C. Ltd (“SubCo”) charging, in favour of Foundation, one of the Corporation’s PVD 75 Deposition tools and the Corporation’s Nova NanoSEM 430 Ultra-high resolution FESEM microscope to the indebtedness.

The majority or the proceeds from the Loan will be used to fund further research and development of the Corporation’s NGDTM Technology.

Amendment to CIO-BC Research Agreement

On May 23, 2012, Canadian Integrated Optics (BC) Ltd. (“CIO-BC”), a company that conducts research and development activities on the NGDTM Technology on behalf of the Corporation, entered into its sixth amendment agreement (the “Amended Research Agreement”) to the research agreement (the “CIO-BC Research Agreement”) with SFU. The Amended Research Agreement was dated effective April 15, 2012. Under the terms of the Agreement, CIO-BC issued SFU a promissory note (the “Promissory Note”) in the amount of CDN $452,749 in respect of previous research activities conducted on behalf of the Corporation. The Promissory Note bears interest at a rate of 9% per annum.

To secure payment under the Amended Research Agreement, the Corporation and SubCo have agreed to provide a guarantee to SFU of the Promissory Note.

Consulting Agreement

On May 23, 2012, the Corporation’s Board of Directors ratified, confirmed and approved the entry into a consulting agreement (the “Consulting Agreement”) with Dr. Edward Sargent dated effective March 9, 2012. The term of the Consulting Agreement is one year from the effective date. The Consulting Agreement may be terminated, without cause, on 30 days notice. Under the terms of the Consulting Agreement, Dr. Sargent has agreed to act as Chairman of the Corporation’s newly formed science advisory board (the “Science Advisory Board”) and will be required to perform the following services (the “Services”):

(1)	Recruit new Science Advisory Board members;

(2)	Participate in monthly advisory calls;

(3)	Chair quarterly Science Advisory Board meetings; and

(4)	Be accessible to the Corporation to provide guidance on business and technology strategy issues.

In consideration of the Services, the Corporation granted 250,000 non-qualified options (the “Options”) to Dr. Sargent, entitling him to purchase shares of the Corporation’s common stock at a price of $0.165 per share, exercisable until March 1, 2014. 41,670 of the Options are fully vested and 208,330 Options will vest in increments of 20,833 Options per month during the ten-month period ended February 28, 2013. The Options were granted under the Corporation’s 2011 Stock Incentive Plan.

The above summaries are qualified in their entirety by reference to the full text of exhibits 10.1 -10.8 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03        CREATION OF A DIRECT FINANCIAL OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information in Item 1.01 of this Form 8-K with respect to the guarantee by the Corporation and SubCo of indebtedness of CIO-BC to SFU is hereby incorporated by reference to this Item 2.03.

SECTION 7 – REGULATION FD

ITEM 7.01        REGULATION FD DISCLOSURE

Science Advisory Board

On May 23, 2012, the Corporation’s Board of Directors approved the formation of the Science Advisory Board and appointed Dr. Sargent as its first member and chairman. Dr. Sargent, will be responsible for recruiting and appointing additional Science Advisory Board members.

The Science Advisory Board’s duties include the following:

(1)	Preparing objective evaluations of the Corporation’s progress in science and technology;

(2)	Acting as ambassadors for the Corporation and its technology; and

(3)	Evaluating new technologies and intellectual property.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits

Exhibit Number	Description of Exhibit
10.1	Loan Agreement dated April 23, 2012 between the Corporation and Foundation Freehold Ltd.
10.2	Amendment No. 1 to Loan Agreement dated May 22, 2012 between the Corporation and Foundation Freehold Ltd.
10.3	Guarantee dated April 23, 2012 between 0935493 B.C. Ltd. and Foundation Freehold Ltd.
10.4	Security Agreement dated April 23, 2012 between 0935493 B.C. Ltd and Foundation Freehold Ltd.
10.5	Guarantee dated May 8, 2012 between the Corporation and Simon Fraser University
10.6	Guarantee dated May 8, 2012 between the 0935493 B.C. Ltd and Simon Fraser University
10.7	Security Agreement dated May 8, 2012 between 0935493 B.C. Ltd and Simon Fraser University
10.8	Consulting Agreement dated for reference March 9, 2012 between the Corporation and Edward H. Sargent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM SOLAR POWER CORP.

Date: May 29, 2012

By:	/s/ Daryl J. Ehrmantraut
Daryl J. Ehrmantraut
Chief Operating Officer